SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2005

EMBREX, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-19495	56-1469825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1040 SWABIA COURT, DURHAM, NORTH CAROLINA 27703

(Address of principal executive offices)

(919) 941-5185

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Grant of Restricted Stock Units

From time to time, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Embrex, Inc. (the “Company”) grants stock options to directors and employees under the Embrex, Inc. Amended and Restated Incentive Stock Option and Nonstatutory Stock Option Plan (the “Plan”). A copy of the Plan is attached as Exhibit 10.1 hereto. The Company also is filing as Exhibit 10.2 to this Form 8-K the Form of Stock Appreciation Right Agreement for grants of stock appreciation rights under the Plan to non-employee directors and employees, and as Exhibits 10.3 and 10.4 to this Form 8-K the Form of Non-Employee Director Restricted Stock Unit Agreement and the Form of Restricted Stock Unit Agreement for employees, respectively, to be used for grants of restricted stock units under the Plan.

On March 18, 2005, upon the recommendation of the Committee, the Board approved the grant of restricted stock units under the Plan to its non-employee directors and named executive officers pursuant to the Form of Non-Employee Directors Restricted Stock Unit Agreement and the Form of Restricted Stock Unit Agreement for employees attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively. The vesting commencement date for the grant of these restricted stock units is January 1, 2005. For an executive officer, these restricted stock units vest at a rate of 25% per year on each of the first four anniversaries of the vesting commencement date, provided that he or she remains employed by the Company through the applicable anniversary date. For a non-employee director, these restricted stock units fully vest on the first anniversary of the vesting commencement date, provided that he or she continues service as a member of the Board of Directors or is an employee of the Company through the end of the vesting period. The specific grants and their fair market value as of March 18, 2005, based the closing market price of $11.25 per share of the Company’s common stock on such date, are as follows:

Name and Position	Number of Restricted Stock Units	Fair Market Value as of March 18, 2005
Randall L. Marcuson, President, Chief Executive Officer and Director	29,900	$336,375
Don T. Seaquist, Vice President, Finance and Administration and Corporate Secretary	8,700	$97,875
David M. Baines, Ph.D., Vice President, Global Sales	8,500	$95,625
Catherine A. Ricks, Ph.D., Vice President, Research and Development	6,820	$76,725
Brian C. Hrudka, Vice President, Latin America and Vice President Global Marketing	8,120	$91,350
Joseph P. O’Dowd, Vice President, Global Product Development and Supply	7,120	$80,100
C. Daniel Blackshear, Director	2,500	$28,125
David L. Castaldi, Director	2,500	$28,125
Peter J. Holzer, Director	2,500	$28,125
Ganesh M. Kishore, Ph.D., Director	2,500	$28,125
John E. Klein, Director	2,500	$28,125

Award of Cash Bonuses

On March 18, 2005, upon the recommendation of the Committee, the Board authorized the payment of incentive awards in the form of cash bonuses to each of the Company’s named executive officers in respect of the year ended December 31, 2004. Incentive awards for executives other than the chief executive officer (“CEO”) are recommended to the Committee by the CEO based on an executive’s performance during the preceding year. The performance is measured based on the executive’s success in achieving goals established in the beginning of the year and on corporate performance. The incentive award for the CEO is recommended by the Committee to the Board of Directors based on the Committee’s determination as to the level appropriate to enable the Company to

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remain competitive and retain top management. As with other executive compensation decisions, the Committee also considers corporate performance and the CEO compensation in reasonably comparable companies using regional and national salary surveys. The following table sets forth cash payments to the named executive officers as their incentive awards in respect of fiscal 2004:

Name and Position	Incentive Award for Fiscal 2004
Randall L. Marcuson, President, Chief Executive Officer and Director	$120,000
Don T. Seaquist, Vice President, Finance and Administration and Corporate Secretary	$39,000
David M. Baines, Ph.D., Vice President, Global Sales	$55,000
Catherine A. Ricks, Ph.D., Vice President, Research and Development	$32,000
Brian C. Hrudka, Vice President, Latin America and Vice President Global Marketing	$42,000
Joseph P. O’Dowd, Vice President Global Product Development and Supply	$33,000

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1 Amended and Restated Incentive Stock Option and Nonstatutory Option Plan

10.2 Form of Stock Appreciation Right Agreement

10.3 Form of Non-Employee Directors Restricted Stock Unit Agreement

10.4 Form of Restricted Stock Unit Agreement for Employees

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBREX, INC.

	By:	/s/ Randall L. Marcuson
	Name:	Randall L. Marcuson
Dated: March 22, 2005	Title:	President and Chief Executive Officer

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Exhibit Index

10.1 Amended and Restated Incentive Stock Option and Nonstatutory Option Plan

10.2 Form of Stock Appreciation Right Agreement

10.3 Form of Non-Employee Directors Restricted Stock Unit Agreement

10.4 Form of Restricted Stock Unit Agreement for Employees

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